                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:

/ /  Preliminary Proxy Statement                / /  Confidential, for Use of the Commission
/X/  Definitive Proxy Statement                      Only (as permitted by Rule 14a-6(e)(2)
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

                           GENERAL AUTOMATION, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), or 14a-6(i)(1), or 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------
     (2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------
     (4)  Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------
     (5)  Total fee paid:

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ----------------------------------------------------------------------
     (2)  Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------
     (3)  Filing Party:

          ----------------------------------------------------------------------
     (4)  Date Filed:

          ----------------------------------------------------------------------

                            GENERAL AUTOMATION, INC.
                              17731 MITCHELL NORTH
                            IRVINE, CALIFORNIA 92714

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON JANUARY 25, 1996

TO THE STOCKHOLDERS OF GENERAL AUTOMATION, INC.:

         NOTICE IS HEREBY GIVEN, that the Annual Meeting of Stockholders of General Automation, Inc., a Delaware corporation (the "Company") will be held on Thursday, January 25, 1996 at 10:00 o'clock a.m., Pacific Standard Time, at the principal executive offices of the Company, located at 17731 Mitchell North, Irvine, California, for the following purposes:

         1. To elect six directors to hold office until the next annual meeting of stockholders and until their successors are elected and qualified; and

         2. To transact such other business as may properly come before the meeting or any adjournment thereof.

         The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. The Board of Directors has fixed the close of business on December 1, 1995 as the record date for the determination of stockholders entitled to receive notice of and to vote at this Annual Meeting and any adjournment or postponement thereof.

                                        BY ORDER OF THE BOARD OF DIRECTORS

                                        LAWRENCE MICHELS
                                        CHAIRMAN

Irvine, California
December 29, 1995

         ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING. A RETURN ENVELOPE (WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES) IS ENCLOSED FOR THAT PURPOSE. EVEN IF YOU HAVE GIVEN YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST BRING TO THE MEETING A LETTER FROM THE BROKER, BANK OR OTHER NOMINEE CONFIRMING YOUR BENEFICIAL OWNERSHIP OF THE SHARES. ADDITIONALLY, IN ORDER TO VOTE AT
THE MEETING, YOU MUST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR
NAME.

                            GENERAL AUTOMATION, INC.
                              17731 MITCHELL NORTH
                            IRVINE, CALIFORNIA 92714

                                PROXY STATEMENT

                 INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

         The enclosed proxy is solicited on behalf of the Board of Directors of General Automation, Inc., a Delaware corporation (the "Company"), for use at the Annual Meeting of Stockholders to be held on Thursday, January 25, 1995 at 10:00 o'clock a.m., Pacific Standard Time, at the principal executive offices of the Company, located at 17731 Mitchell North, Irvine, California, or at any adjournment thereof (the "Annual Meeting"), for the purposes set forth herein and in the accompanying Notice of Annual Meeting.

SOLICITATION

         The cost of soliciting proxies relating to the Annual Meeting will be paid by the Company. Directors, officers and employees of the Company may, without additional compensation, solicit proxies from stockholders, which solicitation may be made by telephone, telegram or personal interview. Brokerage houses, other custodians, nominees and fiduciaries will be requested to forward soliciting materials to the beneficial owners of stock held of record by such persons and will be reimbursed by the Company for expenses incurred in doing so.

         This Proxy Statement and the accompanying Notice of Meeting and proxy card are first being mailed to stockholders on or about January 5, 1995.

STOCKHOLDER PROPOSALS

         Any stockholder who intends to present a proposal at the Company's next annual meeting for the 1996 fiscal year is advised that, in order for such proposal to be included in the Board of Directors' proxy materials for such meeting, the proposal must be received by the Company at its principal executive office no later than August 21, 1996, directed to the Secretary of the Company, and the proponent and the proposal must meet certain eligibility requirements under rules promulgated by the Securities and Exchange Commission.

VOTING RIGHTS AND OUTSTANDING SHARES

         Only stockholders of record at the close of business on December 1, 1995 will be entitled to notice of and to vote at the Annual Meeting or any adjournment thereof. As of December 1, 1995, 7,391,776 shares of the Company's Common Stock, par value $.10 per share, were outstanding.

         The presence, either in person or by proxy, of persons entitled to vote a majority of the outstanding shares of the Company's Common Stock is necessary to constitute a quorum for the transaction of business at the Annual Meeting. Abstentions and broker non-votes are counted for purposes of determining a quorum.

         Each share is entitled to one vote on all matters voted on at the Annual Meeting and, in the election of directors, each stockholder has the right to cumulate his votes. Cumulative voting rights entitle a stockholder to give one nominee as many votes as is equal to the number of directors to be elected multiplied by the number of shares owned by him or to distribute his votes on the same principle among two or more nominees as he sees fit. The six nominees for director receiving the highest number of votes at the Annual Meeting will be elected. In order for one or all stockholders to be entitled to cumulate votes, a stockholder must give notice at the Annual Meeting prior to the voting of his intention to cumulate his votes. Unless otherwise directed, the shares represented by the accompanying proxy will be voted in the discretion of the persons named therein so as to elect the maximum number of the six director nominees listed below which may be elected by cumulative voting.

         The persons named in the accompanying proxy have advised the Company that they will vote the shares represented by proxies received by them in accordance with the stockholders' directions. If the proxy is signed and returned without direction as to how to vote, the proxy holders will vote "FOR" Proposal 1 as listed below. As to any other matters which may properly come before the Annual Meeting, the proxy holders will vote in accordance with their best judgment, although the Company does not presently know of any other such matters.

REVOCABILITY OF PROXIES

         A stockholder giving a proxy pursuant to this solicitation has the power to revoke it at any time before it is exercised. It may be revoked by filing with the Secretary of the Company, at the Company's principal executive office, 17731 Mitchell North, Irvine, California 92714, a written revocation or a duly executed proxy bearing a later date, or it may be revoked by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not, by itself, constitute revocation of the proxy.

PROPOSAL 1

                             ELECTION OF DIRECTORS

         The persons who are elected directors will hold office until the next annual meeting of stockholders and until their successors are elected and qualified or until their death, resignation or removal. The Company's By-Laws authorize a minimum of five and a maximum of eight directors and authorize the Board of Directors to fix the exact number, which the Board has fixed at six. Officers of the Company are appointed annually by the Board.

         Unless instructed to the contrary, shares represented by proxies will be voted FOR the election of the six nominees named below. If any shares are voted at the Annual Meeting for the election of any person other than those nominees named herein, the discretionary authority given to the designated proxy holders includes the authority to cumulate votes for any one or more of the nominees listed below in such manner as the proxy holders deem desirable. In such event, the proxy holders intend to cumulate votes which they are entitled to cast so as to elect as directors as many of the nominees named herein as possible.

         Each person nominated for election has agreed to serve if elected and management has no reason to believe that any nominee will be unable to serve. In the event that any nominee should be unavailable for election as a result of an unexpected occurrence, shares represented by executed proxies will be voted for the election of such substitute nominee or nominees as management may propose.

         The six candidates receiving the highest number of affirmative votes cast at the Annual Meeting will be elected directors of the Company. Abstentions or broker non-votes as to the election of directors will be not affect the election of candidates receiving the plurality of votes.

MANAGEMENT RECOMMENDS A VOTE IN FAVOR OF EACH NAMED NOMINEE.

NOMINEES

         Set forth below is information regarding the nominees, including information furnished by them as to their principal occupations for the last five years, certain other directorships held by them and their ages as of December 10, 1995.

                                       Director
Name                                    Since                     Positions with the Company
----                                   --------                   --------------------------
Lawrence Michels(1)(2)                   1990                     Chairman of the Board, Director
Leonard N. Mackenzie                     1980                     Vice Chairman of the Board, Director
Robert D. Bagby                          1989                     President, Chief Executive Officer, Director
Philip T. Noden(1)(2)                    1989                     Director
Paul L. Morigi(1)(2)                     1990                     Director
Robert M. McClure(1)                     1994                     Director

(1)  Member of the Audit Committee
(2)  Member of the Compensation Committee

         Lawrence Michels (64) was elected to the Board of Directors in August 1990 and in August 1993 he was appointed Chairman of the Board of Directors of the Company. Mr. Michels was President and Chief Executive Officer of The Santa Cruz Operation, Inc., an international leader in the UNIX and open systems. From 1979 until December 1992 he was President and Chief Executive Officer of The Santa Cruz Operation, Inc. Previously he held the positions of Vice President at TRW and President of TRW Data Systems. Mr. Michels has been providing management consulting for various companies since 1992.

         Leonard N. Mackenzie (58) served as the Company's Chairman of the Board, President and Chief Executive Officer from 1980 to August 1988, at which time he resigned those positions and was appointed Vice Chairman of the Board. Mr. Mackenzie reassumed the position of President and Chief Executive Officer of the Company in January 1990. In February of 1994 he resigned his position as President but retained his current positions as Vice Chairman and Chief Executive Officer, and in October 1994 he resigned his position as Chief Executive Officer.

         Robert D. Bagby (63) was elected to the Board of Directors in September 1989. Mr. Bagby was the Company's Vice President of Operations from 1987 to 1994. In February of 1994 he was appointed President and Chief Operating Officer and in October 1994 he was appointed Chief Executive Officer, succeeding Leonard N. Mackenzie.

         Philip T. Noden (53) has been a director of the Company since January 1989. Since 1983 he has been a member of the Board of Directors and Technical Director of Sanderson Electronics PLC. ("Sanderson"), a United Kingdom-based developer and supplier of applications software.

         Paul L. Morigi (74) was elected to the Board of Directors in August 1990. Since 1987 he has been President of Paul Morigi & Company, Inc., a New York stock brokerage firm. From 1982 to 1987 he was Senior Vice President and a director of Advest, Inc., a stock brokerage firm.

         Robert M. McClure (59) was elected to the Board in April 1994. Mr. McClure is the President of Unidot, Inc., which he founded in 1979 to specialize in the design of sophisticated computer software and hardware. Mr. McClure also serves as a director of The Santa Cruz Operation, Inc.

EXECUTIVE OFFICERS

         For information regarding the Company's executive officers who are also directors of the Company, please see "Election of Directors" above. Information regarding executive officers of the Company who are not also directors of the Company follows.

         John R. Donnelly (61) joined the Company in 1994 as Vice President Finance, Chief Financial Officer and Secretary. Since graduating from the University of Notre Dame, Mr. Donnelly has held senior management positions with a number of firms including Martin Marrieta (Denver) as Chief of Long Range Planning, ITT Cannon as Manager of Resource Planning and Assistant Controller, Maxwell Laboratories as Vice President of Finance and Executive Vice President, Science Applications, Inc. (SAI) as Vice President of Finance, and Infodetics Corporation as Vice President of Finance.

         Jane M. Christie (44) joined the Company in 1979. In 1987 she was made responsible for the Company's services division as well as the vertical solutions group. Over the last twenty years, Ms. Christie has held various senior executive positions within the Company, Sorbus and First Data Resources. In August 1995 she became an officer of the Company and is currently serving as Senior Vice President of Customer Services, Sales and Marketing.

BOARD MEETINGS AND COMMITTEES

         During the fiscal year ended September 30, 1995, the Board of Directors held a total of 5 meetings. Each director attended at least 75% of the meetings of the Board and the Committees of which he was a member. The Board has a Compensation Committee and an Audit Committee. The Board has no Nominating Committee.

         The Audit Committee meets with the Company's independent accountants at least annually to review the results of the annual audit and discuss the financial statements; recommends to the Board the independent accountants to be retained; and receives and considers the accountants' procedures in connection with the audit and financial controls. The Audit Committee, which during the fiscal year ended September 30, 1995 was composed of Messrs. Michels, Morigi, McClure and Noden, met once at meetings specially called for the Audit Committee.

         The Compensation Committee has the authority to award stock options to employees and consultants under the Company's stock option plans and to perform such other functions regarding compensation as the Board may delegate. The Compensation Committee, which is composed of Messrs. Michels, Morigi and Noden, met once during the fiscal year ended September 30, 1995.

         There are no family relationships among the directors or executive officers of the Company.

COMPENSATION OF DIRECTORS

         During the fiscal year ended September 30,1995, directors who were not employees of the Company each received a monthly retainer of $1,200 and the Chairman received a monthly retainer of $3,500. Directors who were also employees of the Company received no additional remuneration for serving as a director.

                         SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

         The following table, based in part upon information supplied by executive officers, directors and principal stockholders, sets forth certain information regarding the ownership of the Company's voting securities as of December 1, 1995 by (i) all those known by the Company to be beneficial owners of more than five percent of any class of the Company's voting securities; (ii) each director and nominee for director; (iii) each of the Named Executive Officers (as defined in page 7 hereof); and (iv) all current executive officers and directors of the Company as a group. Unless otherwise indicated, the address of each such shareholder is c/o General Automation, Inc., 17731 Mitchell North, Irvine, California 92714. Except to the extent indicated in the footnotes, each of the stockholders listed below has sole voting and investment power with respect to the shares listed opposite such shareholder's name.


                                                                         Beneficial Ownership(1)
                                                                       ---------------------------
Name and Address                          Title of                     Number of        Percent of
of Beneficial Owner                         Class                       Shares            Class
-------------------                       --------                     ---------        ----------
Sanderson Technology Limited(2)
Parkway House
Parkway Avenue                             Common                       442,588            5.99%
Sheffield, S9 4WA
England

Robert D. Bagby(3)                         Common                       587,901            7.95%



Leonard N. Mackenzie(3)                    Common                       927,433            5.77%

Robert M. McClure(3)                       Common                        60,000             *

Lawrence Michels(3)                        Common                       809,833           10.96%

Paul L. Morigi(3)                          Common                       203,200            2.75%

Philip T. Noden(4)                         Common                       442,588            5.99%

All current executive officers and
directors as a group                       Common                     3,471,015           46.96%
(8 persons)(5)

* Less than 1%

(1) The number and percentage ownership for each beneficial owner is calculated as if all options or warrants held by such owner that are currently exercisable or exercisable within 60 days after December 1, 1995 were exercised and such shares ("beneficially owned" shares) were included in the numerator as shares owned and in the denominator as shares outstanding for purposes of the calculation for such beneficial owner only.

 (2) Includes 442,588 shares held directly. Sanderson Technology Limited also holds certain rights, commonly referred to as "Mirror Rights," to acquire additional warrants to acquire Common Stock of the Company in the event options under the Company's stock option plans or warrants that were outstanding as of January 6, 1989 and held by parties other than Sanderson are exercised. As of December 1, 1995, such Mirror Rights covered 630,000 shares of Common Stock. If issued, warrants granted pursuant to the Mirror Rights would be exercisable for a period of ninety days for the number of shares and at the exercise price of the options or warrants the exercise of which triggered the issuance of such warrants.

 (3) Shares listed for Bagby, Mackenzie, Michels, McClure and Morigi include 585,000, 885,000, 50,000, 50,000 and 50,000 shares, respectively, that may be acquired through the exercise of stock options.

 (4) Includes the 442,588 shares held directly by Sanderson Technology Limited, of which Mr. Noden may be deemed a beneficial owner. Sanderson Technology Limited is a wholly-owned subsidiary of Sanderson, and Mr. Noden is a member of the board of directors of Sanderson.

 (5) Includes 2,120,000 shares that may be acquired through the exercise of stock options. Also includes 442,588 shares held by Sanderson Technology Limited. See footnotes 3 and 4 above.


                             EXECUTIVE COMPENSATION

         The following table sets forth certain information concerning the annual and long-term compensation for each of the three fiscal years ended September 30, 1995 of those persons who at September 30, 1995 were either (i) the Company's Chief Executive Officer or (ii) one of its most highly compensated executive officers whose salary and bonus during the fiscal year ended September 30, 1995, exceeded $100,000 (collectively, the "Named Executive Officers"):


                           SUMMARY COMPENSATION TABLE

                                                                      Long Term
                                  Annual Compensation(1)           Compensation(1)
                            ---------------------------------      ---------------
                                                                        Awards
                                                                   ---------------
                                                                      Securities        All Other
     Name and                                                         Underlying       Compensation
  Principal Position        Year     Salary($)       Bonus($)         Options(#)         ($)(2)
  ------------------        ----     ---------       --------      ---------------    ------------
Leonard N. Mackenzie        1995      123,565           -0-             485,000
Vice Chairman of Board      1994      171,965           -0-                -0-
of Directors and CEO        1993      209,035           -0-                -0

Robert D. Bagby             1995      140,000           -0-             485,000           4,200
President, CEO              1994      129,368           -0-                -0-            3,351
and Director                1993      125,691           -0-                -0-            3,426

(1) The Company made no long-term incentive plan payouts to its Named Executive Officers during the 1993, 1994 and 1995 fiscal years.

(2) Includes contributions to the Company's Employee Savings Plan on behalf of the Named Executive Officers to match contributions (included under Salary) made by each to such plan.


COMPENSATION OF DIRECTORS

         During the fiscal year ended September 1995, directors who were not employees of the Company each received a monthly retainer of $1,200 and the Chairman received a monthly retainer of $3,500. Directors who were also employees of the Company received no additional remuneration for serving as a director.


STOCK OPTION GRANTS

         The following table sets forth certain information regarding options granted to the Named Executive Officers during the fiscal year ended September 30, 1995:


                     OPTION/SAR GRANTS IN LAST FISCAL YEAR

                            Number of         Percent of                                        Potential
                            Securities          Total                                         Realizable Value
                              Under-           Options/                                      at Assumed Annual
                              lying              SAR's                                      Rates of Stock Price
                             Options/         Granted to        Exercise                        Appreciation
                              SAR's            Employees         or Base                      for Option Term
                             Granted           in Fiscal          Price       Expiration    --------------------
Name                           (#)               Year            ($/Sh)          Date        5%($)       10%($)
----                        ---------         ----------        --------      ----------    -------     --------
Leonard N. Mackenzie         485,000              38%             0.86          3/2000       47,142     168,731

Robert D. Bagby              485,000              38%             0.86          3/2000       47,142     168,731


OPTION EXERCISES AND YEAR-END OPTION VALUES

         The following table sets forth the number of shares of Common Stock issuable upon the exercise of outstanding stock options held by each of the Named Executive Officers at September 30, 1995. The exercise price of each option was higher than the closing price of the Company's Common Stock at year-end and thus none of these options were "in-the-money" as of such date. None of the Named Executive Officers exercised any stock options during the fiscal year ended September 30, 1995.


AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION/SAR VALUES

                                           Number of Securities
                                          Underlying Unexercised
                                         Options/SARs at FY-End (#)
                                  --------------------------------------
      Name                        Exercisable              Unexercisable
      ----                        -----------              -------------
Leonard N. Mackenzie                 885,000                     0

Robert D. Bagby                      585,000                     0

         The following Compensation Committee Report and Performance Graph are not to be deemed to be incorporated by reference to any filing by the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates it by reference.


COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

         The role of the Compensation Committee is to carry out the compensation responsibilities of the Board of Directors, which involve the discussion, research and approval of the recommendations of management with regard to the compensation (including cash and non-cash) of the executive officers of the Company. This report sets forth the major components of executive compensation and the basis by which fiscal year 1995 compensation determinations were made with respect to the executive officers of the Company, including those named in the Summary Compensation Table.


Compensation Policy and Guidelines
----------------------------------

         The goals of the Company's compensation policy are to align executive compensation with the Company's long-term business objectives and performance, to enable the Company to attract and retain high-quality executive officers and employees who will contribute to the long-term success of the Company and to reward such executive officers and employees for their successful efforts in attaining objectives beneficial to the growth and profitability of the Company.

         In order to achieve the Company's goals, executive officers are compensated at base salary levels which are generally competitive with prevailing industry standards, and are provided with incentive bonus awards based upon profitability. Another long-term goal of the compensation program is to align the financial interests of the Company's executive officers with those of the Company's stockholders. Compensation has been based upon the following factors: The strengths and weaknesses of the individual executive officers, the Board's perception of such individual's historical performance and expected future contributions to the success of the Company.


Compensation Program Elements
-----------------------------

        The Company's compensation levels and benefits are reviewed on an annual basis to determine whether they are competitive and reasonable in light of the overall performance of the Company and the Company's ability to attract and retain talented executives. The particular elements of the compensation programs for the executive officers are explained in more detail below.

         Salary. Salary levels are primarily determined by the Compensation Committee in consideration of the performance of the individual executive, the financial performance of the Company and the prevailing industry standards for similar executives of similar companies. The Board of Directors believes that the base salary levels for the Company's executive officers in 1995 were competitive within a range considered to be reasonable and necessary.



SUBMITTED BY THE COMPENSATION COMMITTEE

 Lawrence Michels
 Paul Morigi
 Philip Noden

PERFORMANCE GRAPH

         The following graph compares the cumulative, five-year shareholder returns on the Company's Common Stock with the shareholder returns of the AMEX Computer Technology Index and a peer group index comprised of the common stock of the companies listed below, excluding the Company. The peer group index is based on a selection of companies operating in the same industry and whose common stock is traded on the NYSE or NASDAQ Stock Market. The graph assumes that the value of the investment in the Company's Common Stock and each index was $100 on September 30, 1990.


                     1990      1991     1992     1993     1994     1995
                    ------    ------   ------   ------   ------   ------
G.A.                100.00    125.00   200.00   137.50   100.00   150.00
PEER GROUP          100.00    103.34    82.71    97.77    77.41     4.15
AMEX INDEX          100.00    121.81   128.09   139.16   165.17   268.30

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         At September 30, 1995, the Company had loans outstanding in the amounts of $449,803 issued in 1987 through a private placement by Paul Morigi & Company, of which Paul Morigi, a director of the Company, is the President. In 1995, the note holder, Capuchin Order, Providence of St. Joseph, entered into a plan of repayment which calls for full payment by January, 1997. All payments are made to a directed depository; no interest payments were paid to Paul Morigi & Company in fiscal 1995.

         On November 10, 1994, the Company sold its entire interest in SGA Pacific Limited, an Australian corporation which was a 51% owned subsidiary of the Company, to Sanderson Technology Limited ("STL"). In consideration, STL paid the Company $1,000,000 in cash, delivered to the Company a promissory note in the principal amount of $1,000,000 payable over 24 months, and transferred 4,100,000 shares of the Company's Common Stock back to the Company. As a result, Sanderson's beneficial ownership of the Company's Common Stock has been reduced to under 10%. See "Security Ownership of Certain Beneficial Owners and Management." Mr. Philip Noden, a director of the Company, is a member of the Board of Directors and Technical Director of Sanderson Electronics PLC ("Sanderson"), of which STL is a wholly-owned subsidiary.

         A portion of the consideration paid by STL to the Company consisted of 4,100,000 shares of the Company's outstanding Common Stock. Of these shares, 2,275,000 shares (the "GA Group Shares") were acquired by STL, immediately prior to the closing, from The GA Group and Mr. Donald Rutherford in exchange for cancellation by STL of the remaining unpaid principal amount of a loan previously made by STL to the partners of The GA Group and Mr. Donald Rutherford. The GA Group is a general partnership originally composed of Messrs. Lawrence Michels, Chairman of the Board of the Company, Leonard Mackenzie, Vice Chairman of the Board of the Company, Robert D. Bagby, President, Chief Executive Officer and director of the Company, and Donald Rutherford, formerly Vice President Finance and a director of the Company (the "Purchasers"). Under an Agreement with STL dated August 27, 1993 (the "GA Group/STL Agreement"), the Purchasers acquired the GA Group Shares from STL for L1,200,000. Under the GA Group/STL Agreement, the entire purchase price for the GA Group Shares had been treated as a loan to the Purchasers by STL (the "STL Loan"), all of which remained outstanding at November 10, 1994. On November 10, 1994, the exchange rate for the British Pound Sterling was US $1.61.

         Sanderson Technology Limited and its affiliates continue to acquire the Company's products in significant quantities, which aggregate purchases in fiscal 1995 to approximately $671,000. As of September 30, 1995, the Company had trade accounts receivable of approximately $154,000 due from Sanderson.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934.

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers, directors and persons who own more than 10% of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the American Stock Exchange. Such persons are also required by SEC regulations to furnish the Company with copies of the Section 16(a) forms which they file.

         During the fiscal year ended September 30, 1995, Mr. Morigi, a director of the Company, was not timely with respect to the filing of one report relating to one transaction involving the purchase of shares of the Company's Common Stock by Mr. Morigi.

                               FINANCIAL REPORTS

         The Company's Annual Report for the year ended September 30, 1995 is being mailed together with this Proxy Statement.

         THE COMPANY WILL PROVIDE, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT ON FORM 10-K, INCLUDING FINANCIAL STATEMENTS, FINANCIAL STATEMENTS SCHEDULES AND A LIST OF EXHIBITS, UPON WRITTEN REQUEST, TO ANY PERSON WHO WAS THE BENEFICIAL OWNER OF THE COMPANY'S VOTING SECURITIES AS OF THE RECORD DATE. REQUESTS SHOULD BE DIRECTED TO THE COMPANY AT 17731 MITCHELL NORTH, IRVINE, CALIFORNIA 92714, ATTENTION SECRETARY. EXHIBITS TO THE FORM 10-K WILL BE MADE AVAILABLE UPON A REASONABLE CHARGE.

RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

         Price Waterhouse, the Company's independent accountants for the fiscal year ended September 30, 1995, has been selected by the Board of Directors, upon recommendation of the Audit Committee, to act in the same capacity for the fiscal year ending September 30, 1996.

         Representatives of Price Waterhouse are expected to be present at the Annual Meeting, and will be given an opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions from stockholders.

OTHER MATTERS

         Management knows of no other matters to be presented for consideration at the Annual Meeting. If, however, any other matters should properly come before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote such proxy in accordance with their best judgment on such matters.


FOR THE BOARD OF DIRECTORS



Lawrence Michels
Chairman


December 29, 1995

PROXY

                            GENERAL AUTOMATION, INC.

                   PROXY SOLICITED BY THE BOARD OF DIRECTORS
                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON JANUARY 25, 1996

The undersigned hereby appoints Leonard N. Mackenzie and Robert D. Bagby, and each of them, as attorneys and proxies of the undersigned, with full power of substitution, to vote all of the shares of stock of General Automation, Inc. which the undersigned may be entitled to vote at the Annual Meeting of Stockholders of General Automation, Inc. to be held on Thursday, January 25th, 1996 at 10:00 o'clock a.m., Pacific Standard Time, at the principal executive offices of the Corporation, located at 17731 Mitchell North, Irvine, California, and at any and all adjournments and postponements thereof, as follows:

                      IMPORTANT -- PLEASE SIGN OTHER SIDE

--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE

MANAGEMENT RECOMMENDS A VOTE FOR THE NOMINEES FOR DIRECTOR LISTED BELOW.

1. ELECTION OF DIRECTORS:       NOMINEES: Robert D. Bagby, Leonard N. Mackenzie,
FOR all nominees  WITHHOLD                Lawrence Michels, Paul L. Morigi,
listed to the     AUTHORITY               Robert M. McClure, Phillip T. Noden
right except      to vote for
as marked to      all nomi-     (INSTRUCTION: To withhold authority to vote for
the contrary).    nees listed.                any nominee(s), write such
                                              nominee(s)' name(s) below.)
    / /           / /
                                -----------------------------------------------

                                                This proxy, when properly
2. OTHER MATTERS                                executed, will be voted as
   In their discretion, the proxies named       specified herein. If no choice
   herein are authorized to vote upon such      is specified, this proxy will
   other business as may properly come be-      be voted for the election of
   fore the meeting or any adjournment or       all nominees named above, and
   postponement thereof, including proce-       in accordance with the best
   dural and other matters relating to the      judgment of the proxy holders
   conduct of the meeting.                      with respect to matters
                                                incident to the conduct of the
    / /          / /                            meeting and any other matters
                                                which may properly come before
                                                the meeting.

                                                Dated:                   , 1996
                                                       ------------------

                                                -------------------------------
                                                          Signature(s)

                                                Please sign exactly as your
                                                name appears hereon. If the
                                                stock is registered in the
                                                names of two or more persons,
                                                each should sign. Executors,
                                                administrators, trustees,
                                                guardians and attorneys-in-fact
                                                should add their titles. If
                                                signer is a corporation, please
                                                give full corporate name and
                                                have a duly authorized officer
                                                sign, stating title. If signer
                                                is a partnership, please sign
                                                in partnership name by
                                                authorized  person.

            PLEASE VOTE, SIGN, DATE AND PROMPTLY RETURN THIS PROXY
                      IN THE ENCLOSED POSTPAID ENVELOPE.

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